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                                                                    EXHIBIT 23.5


           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS

         We hereby consent to the use of our audit letter prepared for Parker & Parsley Petroleum Company, effective December 31, 1996, and to all references to our firm included in or made a part of this Amendment No. 1 to the Registration Statement on Form S-3 of Pioneer Natural Resources Company.

                                           NETHERLAND, SEWELL & ASSOCIATES, INC.



                                           By: /s/ Frederic D. Sewell
                                              ----------------------------------
                                              Frederic D. Sewell
                                              President

Dallas, Texas
February 25, 1998